Exhibit 10.1

Execution Version

THIRD AMENDMENT, dated as of December 13, 2005 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 30, 2004 (as amended by the First Amendment, dated as of October 8, 2004 and by the Second Amendment, dated as of December 10, 2004 and as otherwise amended, supplemented or modified from time to time, the “Credit Agreement”), among ROCKWOOD SPECIALTIES GROUP, INC., a Delaware corporation (the “US Borrower”), ROCKWOOD SPECIALTIES LIMITED, a company incorporated under the laws of England and Wales (the “UK Borrower”), ROCKWOOD SPECIALTIES INTERNATIONAL, INC., a Delaware corporation (“Holdings”), the lending institutions from time to time parties thereto, CREDIT SUISSE (formerly known as Credit Suisse First Boston) (“Credit Suisse”), acting through its Cayman Islands Branch, as Administrative Agent and as Collateral Agent, and GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), and USB SECURITIES LLC (“UBS”), as Co-Syndication Agents.

A.  The Borrowers have requested that the Credit Agreement be amended to, among other things, provide for new Tranche E Term Loans, the proceeds of which will be used to repay in full all currently outstanding Tranche D Term Loans, and to also provide for new Tranche F Term Loans, the proceeds of which will be used to repay in full all currently outstanding Tranche C Term Loans.  The Borrowers have appointed Credit Suisse and GSCP to act as exclusive joint lead arrangers and exclusive joint bookrunners for this Amendment and have agreed that Credit Suisse will have “left” placement in any and all marketing materials or other documentation used in connection with this Amendment and the Syndication of the Tranche E Term Loans and the Tranche F Term Loans.

B.  Each existing Lender with a Tranche D Term Loan Commitment or with outstanding Tranche D Term Loans (an “Existing Tranche D Term Loan Lender”) that executes and delivers a signature page to this Amendment specifically in the capacity of a “Continuing Tranche D Term Loan Lender” (a “Continuing Tranche D Term Loan Lender”) will be deemed upon the Third Amendment Effective Date to have agreed to the terms of this Amendment and to have made a commitment to make Tranche E Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing Tranche D Term Loan Lender’s outstanding Tranche D Term Loans immediately prior to the Third Amendment Effective Date (“Existing Tranche D Term Loans”).  Each Existing Tranche D Term Loan Lender that executes and delivers this Amendment solely in the capacity as an Existing Tranche D Term Loan Lender and not specifically as a Continuing Tranche D Term Loan Lender shall be deemed to have agreed to this Amendment, but will not be deemed by virtue of such execution and delivery to have undertaken any commitment to make Tranche E Term Loans.

C.  Each existing Lender with a Tranche C Term Loan Commitment or with outstanding Tranche C Term Loans (an “Existing Tranche C Term Loan Lender”) that executes and delivers a signature page to this Amendment specifically in the capacity of a “Continuing Tranche C Term Loan Lender” (a “Continuing Tranche C Term Loan Lender”) will be deemed upon the Third Amendment Effective Date to have agreed to the terms of this Amendment and to have made a commitment to make Tranche F Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing Tranche C Term Loan Lender’s outstanding Tranche C Term Loans immediately prior to the Third Amendment Effective Date (“Existing Tranche C Term Loans”).  Each Existing Tranche C Term Loan Lender that executes and delivers this Amendment solely in the capacity as an Existing Tranche

C Term Loan Lender and not specifically as a Continuing Tranche C Term Loan Lender shall be deemed to have agreed to this Amendment, but will not be deemed by virtue of such execution and delivery to have undertaken any commitment to make Tranche F Term Loans.

D.  Each Person (other than a Continuing Tranche D Term Loan Lender in its capacity as such) that agrees to make Tranche E Term Loans (an “Additional Tranche E Term Loan Lender”) will, on the Third Amendment Effective Date, make such Tranche E Term Loans to the US Borrower in the manner contemplated by Section 3.  The cash proceeds to the US Borrower of any such Tranche E Term Loans will be used solely to repay in full the outstanding principal amount of Existing Tranche D Term Loans of Existing Tranche D Term Loan Lenders (other than any such Existing Tranche D Term Loans refinanced pursuant to an exchange thereof for Tranche E Term Loans as provided herein) and to pay fees and expenses in connection with such prepayments and with this Amendment.

E.  Each Person (other than a Continuing Tranche C Term Loan Lender in its capacity as such) that agrees to make Tranche F Term Loans (an “Additional Tranche F Term Loan Lender”) will, on the Third Amendment Effective Date, make such Tranche F Term Loans to the US Borrower in the manner contemplated by Section 4.  The cash proceeds to the US Borrower of any such Tranche F Term Loans will be used solely to repay in full the outstanding principal amount of Existing Tranche C Term Loans of Existing Tranche C Term Loan Lenders (other than any such Existing Tranche C Term Loans refinanced pursuant to an exchange thereof for Tranche F Term Loans as provided herein) and to pay fees and expenses in connection with such prepayments and with this Amendment.

F.  The Required Lenders are willing to effect such amendment (and the other amendments set forth herein), the Continuing Tranche D Term Loan Lenders and the Additional Tranche E Term Loan Lenders are willing to make Tranche E Term Loans as contemplated hereby, and the Continuing Tranche C Term Loan Lenders and the Additional Tranche F Term Loan Lenders are willing to make Tranche F Term Loans as contemplated hereby, in each case, on the terms and subject to the conditions of this Amendment.

G.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment of the Credit Agreement.  The Credit Agreement is hereby amended, effective as of the Third Amendment Effective Date, as follows:

(a)  Amendment of Section 1.01.  Section 1.01 is hereby revised by

(i) inserting the following definitions in the appropriate alphabetical order therein:

“Continuing Tranche C Term Loan Lenders” shall mean those Lenders under the Credit Agreement immediately prior to the Third Amendment Effective Date that execute and deliver a

2

signature page to the Third Amendment specifically in the capacity of a “Continuing Tranche C Term Loan Lender”.

“Continuing Tranche D Term Loan Lenders” shall mean those Lenders under the Credit Agreement immediately prior to the Third Amendment Effective Date that execute and deliver a signature page to the Third Amendment specifically in the capacity of a “Continuing Tranche D Term Loan Lender”.

“New Tranche E Term Loan” shall have the meaning provided in Section 2.14.

“New Tranche E Term Loan Commitments” shall have the meaning provided in Section 2.14.

“New Tranche E Term Loan Lender” shall have the meaning provided in Section 2.14.

“Required Tranche E Term Loan Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the sum of (a) the portion of the Adjusted Total Term Loan Commitment that relates to Tranche E Term Loan Commitments at such date and (b) the outstanding principal amount of the Tranche E Term Loans (excluding the Tranche E Term Loans held by Defaulting Lenders) in the aggregate at such date.

“Required Tranche F Term Loan Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the sum of (a) the portion of the Adjusted Total Term Loan Commitment that relates to Tranche F Term Loan Commitments at such date and (b) the outstanding principal amount of the Tranche F Term Loans (excluding the Tranche F Term Loans held by Defaulting Lenders) in the aggregate at such date.

“Third Amendment” shall mean the Third Amendment to this Agreement, dated as of December 13, 2005.

“Third Amendment Effective Date” shall mean the date on which the Third Amendment becomes effective.

 “Tranche E Repayment Amount” shall have the meaning provided in Section 2.5(b)(iii).

“Tranche F Repayment Amount” shall have the meaning provided in Section 2.5(b)(iv).

 “Tranche E Repayment Date” shall have the meaning provided in Section 2.5(b)(iii).

“Tranche F Repayment Date” shall have the meaning provided in Section 2.5(b)(iv).

“Tranche E Term Loan” shall mean a Loan made to the US Borrower in Dollars on the Third Amendment Effective Date pursuant to Section 3 of the Third Amendment.  On the Third Amendment Effective Date, the aggregate principal amount of the Tranche E Term Loans shall be $1,139,275,000.00.

“Tranche F Term Loan” shall mean a Loan made to the US Borrower in Euro on the Third Amendment Effective Date pursuant to Section 4 of the Third Amendment.  On the Third

3

Amendment Effective Date, the aggregate principal amount of the Tranche F Term Loans shall be €273,436,416.19.

“Tranche E Term Loan Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Tranche E Term Loans hereunder pursuant to Section 3 of the Third Amendment on the Third Amendment Effective Date.  The amount of each Lender’s Tranche E Term Loan Commitment is set forth on Schedule A to the Third Amendment (as appended to the Third Amendment on the Third Amendment Effective Date) or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche E Term Loan Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof.

“Tranche F Term Loan Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Tranche F Term Loans hereunder pursuant to Section 4 of the Third Amendment on the Third Amendment Effective Date.  The amount of each Lender’s Tranche F Term Loan Commitment is set forth on Schedule B to the Third Amendment (as appended to the Third Amendment on the Third Amendment Effective Date) or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche F Term Loan Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof.

 “Tranche E Term Loan Lender” shall mean each Lender with a Tranche E Term Loan Commitment or with outstanding Tranche E Term Loans.

“Tranche F Term Loan Lender” shall mean each Lender with a Tranche F Term Loan Commitment or with outstanding Tranche F Term Loans.

 “Tranche E Term Loan Maturity Date” shall mean the date that is eight years after the Funding Date, or, if such date is not a Business Day, the next preceding Business Day; provided, however, that the Tranche E Term Loan Maturity Date will automatically become the Refinancing Date in the event that on or prior to the Refinancing Date either (a) the Subordinated Notes shall not have been extended, renewed, replaced or otherwise refinanced in full in accordance with the terms hereof by Indebtedness which shall have a final maturity no earlier than (and which shall not require any mandatory payments of principal in excess of $75,000,000 (except pursuant to asset sale or change of control provisions that are no more materially adverse to the interests of the Lenders than those relating to the Subordinated Notes as in effect on the date hereof) any earlier than) the date that is 182 days following the date that is eight years after the Funding Date or (b) legal defeasance or similar arrangements reasonably satisfactory to the Administrative Agent shall not have been made for the repayment or redemption of the Subordinated Notes in full.

“Tranche F Term Loan Maturity Date” shall mean the date that is eight years after the Funding Date, or, if such date is not a Business Day, the next preceding Business Day; provided, however, that the Tranche F Term Loan Maturity Date will automatically become the Refinancing Date in the event that on or prior to the Refinancing Date either (a) the Subordinated Notes shall not have been extended, renewed, replaced or otherwise refinanced in full in accordance with the terms hereof by Indebtedness which shall have a final maturity no earlier

4

than (and which shall not require any mandatory payments of principal in excess of $75,000,000 (except pursuant to asset sale or change of control provisions that are no more materially adverse to the interests of the Lenders than those relating to the Subordinated Notes as in effect on the date hereof) any earlier than) the date that is 182 days following the date that is eight years after the Funding Date or (b) legal defeasance or similar arrangements reasonably satisfactory to the Administrative Agent shall not have been made for the repayment or redemption of the Subordinated Notes in full.

(ii) revising the definitions of the terms set forth below to read as follows:

“Applicable ABR Margin” shall mean at any date, with respect to each ABR Loan that is a Revolving Credit Loan, a Swingline Loan or a Tranche E Term Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

Status	Applicable ABR Margin Revolving Credit Loans and Swingline Loans	Applicable ABR Margin Tranche E Term Loans

Level I Status	1.25%	0.75%
Level II Status	1.00%	0.75%
Level III Status	0.75%	0.50%
Level IV Status	0.50%	0.50%

Notwithstanding the foregoing, (a) the term “Applicable ABR Margin” shall mean, with respect to each ABR Loan that is a Revolving Credit Loan or a Swingline Loan, 1.25% during the period from and including the Funding Date to but excluding the Initial Financial Statement Delivery Date and (b) in the event that the Tranche E Term Loans shall at any time be rated at least Ba3 by Moody’s and at least BB- by S&P, the term “Applicable ABR Margin” shall mean, from and after such date and until such time as such rating shall no longer be applicable, with respect to each ABR Loan that is a Tranche E Term Loan, the applicable percentage per annum set forth above based upon the Status in effect on such date minus 0.25%.

“Applicable Eurodollar Margin” shall mean at any date with respect to each Eurodollar Loan that is a Revolving Credit Loan, a Tranche A-1 Term Loan, a Tranche A-2 Term Loan, a Tranche E Term Loan or a Tranche F Term Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

5

Status	Applicable Eurodollar Margin Revolving Credit Loans, Tranche A-1 Term Loans and Tranche A-2 Term Loans	Applicable Eurodollar Margin Tranche E Term Loans	Applicable Eurodollar Margin Tranche F Term Loans

Level I Status	2.50%	2.00%	2.75%
Level II Status	2.25%	2.00%	2.75%
Level III Status	2.00%	1.75%	2. 50%
Level IV Status	1.75%	1.75%	2.50%

Notwithstanding the foregoing, (a) the term “Applicable Eurodollar Margin” shall mean, with respect to each Eurodollar Loan that is a Revolving Credit Loan, a Tranche A-1 Term Loan or a Tranche A-2 Term Loan, 2.50% during the period from and including the Funding Date to but excluding the Initial Financial Statement Delivery Date, (b) in the event that the Tranche E Term Loans shall at any time be rated at least Ba3 by Moody’s and at least BB- by S&P, the term “Applicable Eurodollar Margin” shall mean, from and after such date and until such time as such ratings shall no longer be applicable, with respect to each Eurodollar Loan that is a Tranche E Term Loan, the applicable percentage per annum set forth above based upon the Status in effect on such date minus 0.25% and (c) in the event that the Tranche F Term Loans shall at any time be rated at least Ba3 by Moody’s and at least BB- by S&P, the term “Applicable Eurodollar Margin” shall mean, from and after such date and until such time as such ratings shall no longer be applicable, with respect to each Eurodollar Loan that is a Tranche F Term Loan, the applicable percentage per annum set forth above based upon the Status in effect on such date minus 0.25%.

 “Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Credit Loans, New Revolving Loans, Tranche A-1 Term Loans, Tranche A-2 Term Loans, Tranche E Term Loans, New Tranche E Term Loans (or each Series), Tranche F Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, New Revolving Credit Commitment, Tranche A Term Loan Commitment, Tranche E Term Loan Commitment, New Tranche E Term Loan Commitment or Tranche F Term Loan Commitment.

“Lenders” shall mean (a) the Persons listed on Schedule 1.1(c), (b) effective as of the Third Amendment Effective Date, the Persons listed on Schedule A and Schedule B to the Third Amendment (as appended to the Third Amendment on the Third Amendment Effective Date) and (c) any other Person that becomes a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance or otherwise ceases to have any Loans or Commitments hereunder.

“Term Loan” shall mean any Tranche A-1 Term Loan, Tranche A-2 Term Loan, Tranche E Term Loan or Tranche F Term Loan (or, as the context may require, any other term loan made hereunder prior to the Third Amendment Effective Date).

6

(iii) in the definition of “Commitments” deleting the words “New Tranche D Term Loan Commitment” from the second and third lines thereof and replacing them with the words “New Tranche E Term Loan Commitment”.

(iv) in the definition of “Loan” deleting the words “New Tranche D Term Loan” in the second line thereof and replacing them with the words “New Tranche E Term Loan”.

(v) in the definition of “Maturity Date” (A) deleting the words “Tranche D Term Loan Maturity Date” from the second line thereof and replacing them with the words “Tranche E Term Loan Maturity Date” and (B) deleting the words “Tranche C Term Loan Maturity Date” from the third line thereof and replacing them with the words “Tranche F Term Loan Maturity Date”.

(vi) in the definition of “Permitted Additional Notes” deleting the words “New Tranche D Loans” from the nineteenth and twentieth lines thereof and replacing them with the words “New Tranche E Term Loans”.

(vii) in the definition of “Repayment Amount” (A) deleting the words “Tranche D Repayment Amount or any Tranche C Repayment amount” from the second and third lines thereof and replacing them with the words “Tranche E Repayment Amount or any Tranche F Repayment Amount”.

(viii) in the definition of “Repayment Date” deleting the words “Tranche D Repayment Date or a Tranche C Repayment Date” from the second line thereof and replacing them with the words “Tranche E Repayment Date or a Tranche F Repayment Date”.

(ix) in the definition of “Term Loan Commitment” deleting the words “Tranche D Term Loan Commitment and Tranche C Term Loan Commitment” from the second and third lines thereof and replacing them with the words “Tranche E Term Loan Commitment and Tranche F Term Loan Commitment”.

(x) in the definition of “Total Term Loan Commitment” deleting the words “New Tranche D Term Loan Commitments” from the second line thereof and replacing them with the words “New Tranche E Term Loan Commitments”.

(xi) in the definition of “Type” (A) deleting the words “Tranche C Term Loan” from the second line thereof and replacing it with “Tranche F Term Loan” and (B) deleting the words “Tranche D Term Loan” from the third line thereof and replacing them with the words “Tranche E Term Loan”.

and

(xii) deleting the following definitions in their entirety:  “New Tranche D Term Loan”, “New Tranche D Term Loan Commitments”, “New Tranche D Term Loan Lender”, “Required Tranche C Lenders”, “Required Tranche D Lenders”, “Tranche C Repayment Amount”, “Tranche D Repayment Amount”, “Tranche C Repayment Date”, “Tranche D Repayment Date”, “Tranche C Term Loan”, “Tranche D Term Loan”, “Tranche C Term Loan Commitment”, “Tranche D Term Loan Commitment”, “Tranche C Term Loan Maturity Date” and “Tranche D Term Loan Maturity Date”.

7

(b)  Amendment of Section 2.1.  Section 2.1(a)(iv) is deleted in its entirety and replaced with the following:  “each Lender having a Tranche E Term Loan Commitment severally agrees, pursuant to the Third Amendment, to make a Tranche E Term Loan or Tranche E Term Loans on the Third Amendment Effective Date to the US Borrower in Dollars, which Tranche E Term Loans shall not exceed for any such Lender the Tranche E Term Loan Commitment of such Lender as of the Third Amendment Effective Date, provided that each Continuing Tranche D Term Loan Lender having a Tranche E Term Loan Commitment shall make Tranche E Term Loans on the Third Amendment Effective Date by exchanging its existing term loans designated as “Tranche D Term Loans” under the Credit Agreement immediately prior to the Third Amendment Effective Date for Tranche E Term Loans in the manner contemplated by Section 3 of the Third Amendment”.

Section 2.1(a)(v) is deleted in its entirety and replaced with the following: “each Lender having a Tranche F Term Loan Commitment severally agrees, pursuant to the Third Amendment, to make a Tranche F Term Loan or Tranche F Term Loans on the Third Amendment Effective Date to the US Borrower in Euro, which Tranche F Term Loans shall not exceed for any such Lender the Tranche F Term Loan Commitment of such Lender as of the Third Amendment Effective Date, provided that each Continuing Tranche C Term Loan Lender having a Tranche F Term Loan Commitment shall make Tranche F Term Loans on the Third Amendment Effective Date by exchanging its existing term loans designated as “Tranche C Term Loans” under the Credit Agreement immediately prior to the Third Amendment Effective Date for Tranche F Term Loans in the manner contemplated by Section 4 of the Third Amendment”.

The second paragraph of Section 2.1(a) is deleted in its entirety and replaced with the following: “Such Term Loans shall be made on the Funding Date (except as provided in clause (iii), clause (iv) or clause (v) above).  Such Term Loans (i) may, in respect of Tranche E Term Loans and at the option of the US Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Term Loans, provided that all such Term Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term Loans of the same Type, (ii) shall, in respect of Tranche A-1 Term Loans, Tranche A-2 Term Loans and Tranche F Term Loans, be incurred and maintained as Eurodollar Term Loans, (iii) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid, may not be reborrowed and (iv) shall not exceed in the aggregate the total of all Tranche A Term Loan Commitments, Tranche E Term Loan Commitments or Tranche F Term Loan Commitments, as applicable.  On the Tranche A-1 Term Loan Maturity Date, all Tranche A-1 Term Loans shall be repaid in full.  On the Tranche A-2 Term Loan Maturity Date, all Tranche A-2 Term Loans shall be repaid in full.  On the Tranche E Term Loan Maturity Date, all Tranche E Term Loans shall be repaid in full.  On the Tranche F Term Loan Maturity Date, all Tranche F Term Loans shall be repaid in full.”

(c)  Amendment of Section 2.5.  Section 2.5 is revised by (i) deleting the third sentence of clause (a) of such section in its entirety and replacing it with the following sentence:  “The US Borrower shall repay to the Administrative Agent, for the benefit of the Lenders, on the Tranche E Term Loan Maturity Date, the then-unpaid Tranche E Term Loans, in Dollars.”, (ii) deleting the fourth sentence of clause (a) of such section in its entirety and replacing it with the following sentence: “The US Borrower shall repay to the Administrative Agent, for the benefit

8

of the Lenders, on the Tranche F Term Loan Maturity Date, the then-unpaid Tranche F Term Loans, in Euro.”, (iii) deleting the lead in sentence above the table in clause (b)(iii) of such section in its entirety and replacing it with the following lead in sentence:  “The US Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Lenders of Tranche E Term Loans, on each date set forth below (each a “Tranche E Repayment Date”), the principal amount of the Tranche E Term Loans equal to (x) the outstanding principal amount of Tranche E Term Loans immediately after funding on the Third Amendment Effective Date multiplied by (y) the percentage set forth below opposite such Tranche E Repayment Date (each a “Tranche E Repayment Amount”):”, (iv) deleting the words “Tranche D Repayment Amount” at the top of the second column in the table in clause (b)(iii) of such section and replacing them with the words “Tranche E Repayment Amount”, (v) deleting the words “Tranche D Term Loan Maturity Date” at the bottom of the first column in the table in clause (b)(iii) of such section and replacing them with the words “Tranche E Term Loan Maturity Date”, (vi) deleting the lead in sentence above the table in clause (b)(iv) of such section in its entirety and replacing it with the following lead in sentence:  “The US Borrower shall repay to the Administrative Agent, in Euro, for the benefit of the Lenders of Tranche F Term Loans, on each date set forth below (each a “Tranche F Repayment Date”), the principal amount of the Tranche F Term Loans equal to (x) the outstanding principal amount of Tranche F Term Loans immediately after funding on the Third Amendment Effective Date multiplied by (y) the percentage set forth below opposite such Tranche F Repayment Date (each a “Tranche F Repayment Amount”):”, (vii) deleting the words “Tranche C Repayment Amount” at the top of the second column in the table in clause (b)(iv) of such section and replacing them with the words “Tranche F Repayment Amount” and (viii) deleting the words “Tranche C Term Loan Maturity Date” at the bottom of the first column in the table in clause (b)(iv) of such section and replacing them with the words “Tranche F Term Loan Maturity Date”.

(d)  Amendment of Section 2.6.  Section 2.6 is revised by (i) deleting the words “Tranche D Term Loans” in the third line of clause (a) of such section and replacing them with the words “Tranche E Term Loans”, (ii) deleting the words “Tranche D Term Loans” in the sixth line of clause (b) of such section and replacing them with the words “Tranche E Term Loans” and (iii) deleting the words “Tranche C Term Loans” in the eight line of clause (b) of such section and replacing them with the words “Tranche F Term Loans”.

(e)  Amendment of Section 2.10.  Section 2.10 is revised by deleting the words “Tranche D Term Loans” in the eighth line of clause (b) thereof and replacing them with the words “Tranche E Term Loans”.

(f)  Amendment of Section 2.14.  Section 2.14 is revised by (i) deleting the words “Tranche D Term Loan Commitments” in each instance in such section and replacing them with the words “Tranche E Term Loan Commitments”, (ii) deleting the words “New Tranche D Term Loan Commitments” in each instance in such section and replacing them with the words “New Tranche E Term Loan Commitments”, (iii) deleting the words “New Tranche D Term Loans” in each instance in such section and replacing them with the words “New Tranche E Term Loans”, (iv) deleting the words “New Tranche D Term Loan Lender” in each instance in such section and replacing them with the words “New Tranche E Term Loan Lender” and (v) deleting the words “Tranche D Term Loans” in each instance in such section and replacing them with the words “Tranche E Term Loans”.

9

(g)  Amendment of Section 4.3.  Section 4.3(a) is revised by deleting such section in its entirety and replacing it with the following paragraph:

“(a)  €167,630,542.28 of the Tranche A Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on the Funding Date.  €41,907,635.58 of the Tranche A Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on September 30, 2004. All of the Tranche E Term Loan Commitments and Tranche F Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on the Third Amendment Effective Date.”

(h)  Amendment of Section 5.1.  Section 5.1 is revised by (i) deleting the words “Tranche D Term Loans or Tranche C Term Loans” in the twenty-ninth line thereof and replacing them with the words “Tranche E Term Loans or Tranche F Term Loans”, (ii) deleting the words “Tranche D Repayment Amounts or Tranche C Repayment Amounts” in the thirty-second and thirty-third lines thereof and replacing them with the words “Tranche E Repayment Amounts or Tranche F Repayment Amounts” and (iii) deleting the last sentence of such section and replacing it with the following:

“All voluntary prepayments of all but not less than all of the Tranche E Term Loans and/or the Tranche F Term Loans effected on or prior to the first anniversary of the Third Amendment Effective Date with the proceeds of a substantially concurrent issuance or incurrence of new bank loans which (x) are incurred for the primary purpose of refinancing the Tranche E Term Loans or Tranche F Loans, as the case may be, and decreasing the Applicable ABR Margin or Applicable Eurodollar Margin with respect thereto, (y) otherwise have terms and conditions (and are in an aggregate principal amount) substantially the same as those of the Tranche E Term Loans or Tranche F Term Loans, as the case may be, as in effect prior to the prepayment thereof and (z) are not otherwise in connection with (i) a transaction and any transactions related thereto not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction and related transactions) or (ii) an initial public offering by the US Borrower or any of its Subsidiaries or holding companies, shall be accompanied by a prepayment fee equal to 1.00% of the aggregate principal amount of such prepayment.”

(i)  Amendment of Section 5.2.  Section 5.2 is revised by (i) deleting the words “Tranche D Term Loans and the Tranche C Term Loans” in the third and fourth line of clause (c) thereof and replacing them with the words “Tranche E Term Loans and the Tranche F Term Loans”, (ii) deleting the words “Tranche D Term Loan Lender and each Tranche C Term Loan Lender “ in the seventeenth line of clause (c) thereof and replacing them with the words “Tranche E Term Loan Lender and each Tranche F Term Loan Lender”, (iii) deleting the words “Tranche D Term Loans or Tranche C Term Loans” in the twenty-first line of clause (c) thereof and replacing them with the words “Tranche E Term Loans or Tranche F Term Loans” and (iv) deleting the words “Tranche D Term Loans or Tranche C Term Loans” in the twelfth and thirteenth line of clause (d) thereof and replacing them with the words “Tranche E Term Loans or Tranche F Term Loans”.

(j)  Amendment of Section 6.10.  Section 6.10 is revised by deleting the words “and Tranche C Term Loans”.

10

(k)  Amendment of Section 9.13.  Section 9.13 is revised by (i) deleting the words “Tranche D Term Loans and any Tranche C Term Loans funded pursuant to Section 2.1(a)(v)(y) on the First Amendment Effective Date” after the words “Funding Date, any” in the fifth line thereof and replacing them with the words “Tranche E Term Loans and any Tranche F Term Loans” and (ii) deleting the last sentence of such section and replacing it with the following:  “The US Borrower will (i) use the proceeds of all Tranche E Term Loans funded on the Third Amendment Effective Date solely to repay in full the outstanding principal amount of those existing term loans designated as “Tranche D Term Loans” under the Credit Agreement immediately prior to the Third Amendment Effective Date and to pay fees and expenses in connection with such prepayments and with the Third Amendment and (ii) use the proceeds of all Tranche F Term Loans funded on the Third Amendment Effective Date solely to repay in full the outstanding principal amount of those existing term loans designated as “Tranche C Term Loans” under the Credit Agreement immediately prior to the Third Amendment Effective Date and to pay fees and expenses in connection with such prepayments and with the Third Amendment.”

(l)  Amendment of Section 14.1.  Section 14.1 is revised by (i) deleting the words “Required Tranche D Lenders or Required Tranche C Lenders” in the third and fourth lines of clause (ii) thereof and replacing them with the words “Required Tranche E Lenders or Required Tranche F Lenders”, (ii) deleting clause (x) thereof in its entirety and replacing it with the following clause:  “(x) decrease any Tranche E Repayment Amount, extend any scheduled Tranche E Repayment Date or decrease the amount or allocation of any mandatory prepayment to be received by any Lender holding any Tranche E Term Loans (other than a decrease in such mandatory prepayment amount that is accompanied by a proportionate decrease in mandatory prepayments to be allocated to other Term Loans pursuant to Section 5.2(c)), in each case without the written consent of the Required Tranche E Term Loan Lenders”, and (iii) deleting clause (xi) in its entirety and replace it with the following clause: “(xi) decrease any Tranche F Repayment Amount, extend any scheduled Tranche F Repayment Date or decrease the amount or allocation of any mandatory prepayment to be received by any Lender holding any Tranche F Term Loans (other than a decrease in such mandatory prepayment amount that is accompanied by a proportionate decrease in mandatory prepayments to be allocated to other Term Loans pursuant to Section 5.2(c)), in each case without the written consent of the Required Tranche F Term Loan Lenders;”.

(m)  Amendment of Section 14.6.  Section 14.6 is revised by (i) deleting the words “Tranche D Commitment, Tranche C Commitment, Tranche D Term Loan or Tranche C Term Loan” in the eighth and ninth line of clause (b)(ii)(A) thereof and replacing them with the words “Tranche E Commitment, Tranche F Commitment, Tranche E Term Loan or Tranche F Term Loan” and (ii) deleting the words “Tranche D Term Loans, Tranche C Term Loans” in the fourteenth line of clause (d) thereof and replacing them with the words “Tranche E Term Loans, Tranche F Term Loans”.

(n)  Amendment of Exhibits to the Credit Agreement.  The Exhibits to the Credit Agreement are revised by (i) deleting the contents of Exhibit R-3 to the Credit Agreement in their entirety and replacing them with the contents of Exhibit A to this Amendment, (ii) deleting the contents of Exhibit R-4 to the Credit Agreement in their entirety and replacing them with the contents of Exhibit B to this Amendment and (iii) in Exhibit U to the Credit Agreement (A)

11

deleting the words “New Tranche D Term Loan Commitment” in each instance in such Exhibit and replacing them with the words “New Tranche E Term Loan Commitment”, (B) deleting the words “New Tranche D Term Loan Lender” in each instance in such Exhibit and replacing them with the words “New Tranche E Term Loan Lender” and (C) deleting the words “New Tranche D Term Loan” in each instance in such Exhibit and replacing them with the words “New Tranche E Term Loan”.

SECTION 2.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders (including the Additional Tranche E Term Loan Lenders and the Additional Tranche F Term Loan Lenders) and the Administrative Agent that, as of the Third Amendment Effective Date:

(a)  This Amendment has been duly authorized, executed and delivered by the Borrowers and Holdings and this Amendment and the Credit Agreement, as amended hereby, constitutes each of the Borrowers’ and Holdings’ legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(b)  The representations and warranties set forth in Section 8 of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects on and as of the Third Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

(c)  No Default or Event of Default has occurred and is continuing.

SECTION 3.  Tranche E Term Loans.  (a) Subject to the terms and conditions set forth herein, each Continuing Tranche D Term Loan Lender and each Additional Tranche E Term Loan Lender agrees to make Tranche E Term Loans to the US Borrower on the Third Amendment Effective Date in amounts equal to its Tranche E Term Loan Commitment (as defined below).  Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the Tranche E Term Loans shall not exceed the aggregate principal amount of the Existing Tranche D Term Loans immediately prior to the Third Amendment Effective Date.  For purposes hereof, a Person shall become an Additional Tranche E Term Loan Lender and a party to the Credit Agreement by executing and delivering to the Administrative Agent, on or prior to the Third Amendment Effective Date, a signature page to this Amendment specifically in the capacity of an “Additional Tranche E Term Loan Lender” setting forth the amounts of Tranche E Term Loans such Person commits to make on the Third Amendment Effective Date.  The “Tranche E Term Loan Commitment” for any Tranche E Term Loans of (i) any Continuing Tranche D Term Loan Lender shall be the principal amount of its Existing Tranche D Term Loans or such lesser amount as is determined by Credit Suisse and GSCP and notified to such Lender prior to the Third Amendment Effective Date and (ii) any Additional Tranche E Term Loan Lender shall be the amount of such commitment set forth on its signature page hereto or such lesser amount as is allocated to it by Credit Suisse and GSCP and notified to it prior to the Third Amendment Effective Date.  The aggregate amount of Tranche E

12

Term Loan Commitments shall equal the aggregate principal amount of the Existing Tranche D Term Loans.

(b)  Each Continuing Tranche D Term Loan Lender and each Additional Tranche E Term Loan Lender shall make Tranche E Term Loans on the Third Amendment Effective Date by (i) exchanging its Existing Tranche D Term Loans, if any, for Tranche E Term Loans in an equal principal amount (to the extent the amounts of such Existing Tranche D Term Loans, if any, do not exceed the Tranche E Term Loan Commitment of such Lender) and (ii) transferring to the Administrative Agent, in the manner contemplated by the Credit Agreement (including Section 2.4 thereof), an amount equal to the excess, if any, of its Tranche E Term Loan Commitment over the principal amount of Existing Tranche D Term Loans, if any, exchanged by it pursuant to clause (i) above.  The US Borrower hereby irrevocably directs the Administrative Agent pursuant to Section 5.1 of the Credit Agreement to apply all proceeds of the Tranche E Term Loans received hereunder immediately upon the receipt thereof to prepay outstanding Existing Tranche D Term Loans.  The commitments of the Additional Tranche E Term Loan Lenders and the exchange undertakings of the Continuing Tranche D Term Loan Lenders are several and no such Lender shall be responsible for any other Lender’s failure to make or acquire by exchange any Tranche E Term Loans.

(c)  The obligations of each Continuing Tranche D Term Loan Lender and each Additional Tranche E Term Loan Lender to make Tranche E Term Loans on the Third Amendment Effective Date are subject to the satisfaction of the following conditions:

(i) The Administrative Agent shall have received a certificate of the US Borrower and Holdings dated the Third Amendment Effective Date, substantially in the form of Exhibit P to the Credit Agreement, with appropriate insertions, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Credit Party, and attaching the documents referred to in Sections 6.7 and 6.8 of the Credit Agreement and, where applicable, certifying as to the incumbency and specimen signature of each officer executing any Credit Document or any other document delivered in connection herewith on behalf of such Credit Party;

(ii) The Administrative Agent shall have received the executed legal opinions of (A) Simpson Thacher & Bartlett LLP, special New York counsel to the Credit Parties substantially in the form of Exhibit C-1 to this Amendment and (B) Tom Riordan, general counsel to the Credit Parties, substantially in the form of Exhibit C-2 to this Amendment;

(iii) Each US Subsidiary Guarantor that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to Credit Suisse and GSCP pursuant to which it confirms that it consents to this Amendment and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations thereunder;

(iv) Credit Suisse and GSCP shall have received evidence satisfactory to them that the US Borrower has made the payment referred to in Section 3(e) or is making such

13

payment on the Third Amendment Effective Date with the cash proceeds of the Tranche E Term Loans and such other funds of the US Borrower as may be required; and

(v) The conditions to effectiveness of this Amendment set forth in Section 5 shall have been satisfied.

(d)  All Borrowings of Tranche E Term Loans made on the Third Amendment Effective Date will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the Existing Tranche D Term Loans, and the Eurodollar Rate applicable to such Tranche E Term Loans during such initial Interest Periods will be the same as that applicable at such time to the Existing Tranche D Term Loans being refinanced.  The US Borrower will not be required to make any payments to Existing Tranche D Term Loan Lenders under Section 2.11 of the Credit Agreement in respect of the repayment of Existing Tranche D Term Loans on the Third Amendment Effective Date pursuant to their exchange for Tranche E Term Loans.

(e)  On the Third Amendment Effective Date, the US Borrower shall apply the cash proceeds of the Tranche E Term Loans and such other amounts as may be necessary to (i) prepay in full all Existing Tranche D Term Loans (other than those that are exchanged for Tranche E Term Loans as provided herein), (ii) pay all accrued and unpaid interest and fees, if any, on all Existing Tranche D Term Loans, (iii) pay to each Existing Tranche D Term Loan Lender all amounts payable pursuant to Section 2.11 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Tranche D Term Loans (other than any portion thereof that is exchanged for Tranche E Term Loans as provided herein) on the Third Amendment Effective Date and (iv) pay all other Obligations then due and owing to the Existing Tranche D Term Loan Lenders, in their capacity as such, under the Credit Agreement.

(f)  The Required Lenders hereby waive the requirements of Section 5.1 of the Credit Agreement solely to the extent that such Section requires any notice of prepayment to be given in respect of the Existing Tranche D Term Loans to be prepaid on the Third Amendment Effective Date.  Notwithstanding that the Tranche D Term Loans shall be refinanced in full on the Third Amendment Effective Date, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than as set forth in Section 3(d) above) will continue in full force and effect with respect to, and for the benefit of, each Existing Tranche D Term Loan Lender in respect of such Lender’s Existing Tranche D Term Loans existing under the Credit Agreement prior to the Third Amendment Effective Date.

SECTION 4.  Tranche F Term Loans.  (a) Subject to the terms and conditions set forth herein, each Continuing Tranche C Term Loan Lender and each Additional Tranche F Term Loan Lender agrees to make Tranche F Term Loans to the US Borrower on the Third Amendment Effective Date in amounts equal to its Tranche F Term Loan Commitment (as defined below).  Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the Tranche F Term Loans shall not exceed the aggregate principal amount of the Existing Tranche C Term Loans immediately prior to the Third Amendment Effective Date.  For purposes hereof, a Person shall become an Additional Tranche F Term Loan Lender and a party to the Credit Agreement by executing and delivering to the

14

Administrative Agent, on or prior to the Third Amendment Effective Date, a signature page to this Amendment specifically in the capacity of an “Additional Tranche F Term Loan Lender” setting forth the amounts of Tranche F Term Loans such Person commits to make on the Third Amendment Effective Date.  The “Tranche F Term Loan Commitment” for any Tranche F Term Loans of (i) any Continuing Tranche C Term Loan Lender shall be the principal amount of its Existing Tranche C Term Loans or such lesser amount as is determined by Credit Suisse and GSCP and notified to such Lender prior to the Third Amendment Effective Date and (ii) any Additional Tranche F Term Loan Lender shall be the amount of such commitment set forth on its signature page hereto or such lesser amount as is allocated to it by Credit Suisse and GSCP and notified to it prior to the Third Amendment Effective Date.  The aggregate amount of Tranche F Term Loan Commitments shall equal the aggregate principal amount of the Existing Tranche C Term Loans.

(b)  Each Continuing Tranche C Term Loan Lender and each Additional Tranche F Term Loan Lender shall make Tranche F Term Loans on the Third Amendment Effective Date by (i) exchanging its Existing Tranche C Term Loans, if any, for Tranche F Term Loans in an equal principal amount (to the extent the amounts of such Existing Tranche C Term Loans, if any, do not exceed the Tranche F Term Loan Commitment of such Lender) and (ii) transferring to the Administrative Agent, in the manner contemplated by the Credit Agreement (including Section 2.4 thereof), an amount equal to the excess, if any, of its Tranche F Term Loan Commitment over the principal amount of Existing Tranche C Term Loans, if any, exchanged by it pursuant to clause (i) above.  The US Borrower hereby irrevocably directs the Administrative Agent pursuant to Section 5.1 of the Credit Agreement to apply all proceeds of the Tranche F Term Loans received hereunder immediately upon the receipt thereof to prepay outstanding Existing Tranche C Term Loans.  The commitments of the Additional Tranche F Term Loan Lenders and the exchange undertakings of the Continuing Tranche C Term Loan Lenders are several and no such Lender shall be responsible for any other Lender’s failure to make or acquire by exchange any Tranche F Term Loans.

(c)  The obligations of each Continuing Tranche C Term Loan Lender and each Additional Tranche F Term Loan Lender to make Tranche F Term Loans on the Third Amendment Effective Date are subject to the satisfaction of the following conditions:

(i) The Administrative Agent shall have received a certificate of the US Borrower and Holdings dated the Third Amendment Effective Date, substantially in the form of Exhibit P to the Credit Agreement, with appropriate insertions, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Credit Party, and attaching the documents referred to in Sections 6.7 and 6.8 of the Credit Agreement and, where applicable, certifying as to the incumbency and specimen signature of each officer executing any Credit Document or any other document delivered in connection herewith on behalf of such Credit Party;

(ii) The Administrative Agent shall have received the executed legal opinions of (A) Simpson Thacher & Bartlett LLP, special New York counsel to the Credit Parties substantially in the form of Exhibit C-1 to this Amendment and (B) Tom Riordan, general counsel to the Credit Parties, substantially in the form of Exhibit C-2 to this Amendment;

15

(iii) Each US Subsidiary Guarantor that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to Credit Suisse and GSCP pursuant to which it confirms that it consents to this Amendment and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations thereunder;

(iv) Credit Suisse and GSCP shall have received evidence satisfactory to them that the US Borrower has made the payment referred to in Section 4(e) or is making such payment on the Third Amendment Effective Date with the cash proceeds of the Tranche F Term Loans and such other funds of the US Borrower as may be required; and

(v) The conditions to effectiveness of this Amendment set forth in Section 5 shall have been satisfied.

(d)  All Borrowings of Tranche F Term Loans made on the Third Amendment Effective Date will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the Existing Tranche C Term Loans, and the Eurodollar Rate applicable to such Tranche F Term Loans during such initial Interest Periods will be the same as that applicable at such time to the Existing Tranche C Term Loans being refinanced.  The US Borrower will not be required to make any payments to Existing Tranche C Term Loan Lenders under Section 2.11 of the Credit Agreement in respect of the repayment of Existing Tranche C Term Loans on the Third Amendment Effective Date pursuant to their exchange for Tranche F Term Loans.

(e)  On the Third Amendment Effective Date, the US Borrower shall apply the cash proceeds of the Tranche F Term Loans and such other amounts as may be necessary to (i) prepay in full all Existing Tranche C Term Loans (other than those that are exchanged for Tranche F Term Loans as provided herein), (ii) pay all accrued and unpaid interest and fees, if any, on all Existing Tranche C Term Loans, (iii) pay to each Existing Tranche C Term Loan Lender all amounts payable pursuant to Section 2.11 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Tranche C Term Loans (other than any portion thereof that is exchanged for Tranche F Term Loans as provided herein) on the Third Amendment Effective Date and (iv) pay all other Obligations then due and owing to the Existing Tranche C Term Loan Lenders, in their capacity as such, under the Credit Agreement.

(f)  The Required Lenders hereby waive the requirements of Section 5.1 of the Credit Agreement solely to the extent that such Section requires any notice of prepayment to be given in respect of the Existing Tranche C Term Loans to be prepaid on the Third Amendment Effective Date.  Notwithstanding that the Tranche C Term Loans shall be refinanced in full on the Third Amendment Effective Date, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than as set forth in Section 4(d) above) will continue in full force and effect with respect to, and for the benefit of, each Existing Tranche C Term Loan Lender in respect of such Lender’s Existing Tranche C Term Loans existing under the Credit Agreement prior to the Third Amendment Effective Date.

16

SECTION 5.  Effectiveness of Amendment.  The effectiveness of this Amendment and the occurrence of the Third Amendment Effective Date are subject to receipt by the Administrative Agent (or its counsel) of duly executed counterparts of this Amendment that, when taken together, bear the signatures of (a) the Borrowers and Holdings, (b) the Required Lenders and (c) each of the Continuing Tranche D Term Loan Lenders, Continuing Tranche C Term Loan Lenders, Additional Tranche E Term Loan Lenders and Additional Tranche F Term Loan Lenders.

SECTION 6.  Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrowers to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

SECTION 7.  Costs and Expenses.  The US Borrower agrees to reimburse Credit Suisse and GSCP for their reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of their counsel to the extent provided for in Section 14.5 of the Credit Agreement.

SECTION 8.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

17

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ROCKWOOD SPECIALTIES GROUP, INC.

By:	/s/
	Name:	Thomas J. Riordan
	Title:	Senior Vice President
Law & Administrating

ROCKWOOD SPECIALTIES LIMITED

By:	/s/
	Name:	Thomas J. Riordan
	Title:	Senior Vice President
Law & Administrating

ROCKWOOD SPECIALTIES INTERNATIONAL, INC.

By:	/s/
	Name:	Thomas J. Riordan
	Title:	Senior Vice President
Law & Administrating

SIGNATURE PAGE TO

THIRD AMENDMENT

DATED AS OF DECEMBER 13, 2005,

TO THE CREDIT AGREEMENT

DATED AS OF JULY 30, 2004, AS AMENDED

AS OF OCTOBER 8, 2004 AND DECEMBER 10, 2004

To approve this Amendment as a Lender, a Continuing Tranche D Term Loan Lender and/or a Continuing Tranche C Term Loan Lender:

Name of Institution:

CREDIT SUISSE, acting through its Cayman Islands Branch

by	/s/
	Name:	James Moran
	Title:	Managing Director

by	/s/
	Name:	Gregory S. Richards
	Title:	Associate

SIGNATURE PAGE TO

THIRD AMENDMENT

DATED AS OF DECEMBER 13, 2005,

TO THE CREDIT AGREEMENT

DATED AS OF JULY 30, 2004, AS AMENDED

AS OF OCTOBER 8, 2004 AND DECEMBER 10, 2004

To approve this Amendment as a Lender, a Continuing Tranche D Term Loan Lender and/or a Continuing Tranche C Term Loan Lender:

Name of Institution:

GOLDMAN SACHS CREDIT PARTNERS L.P.

by	/s/
	Name:	Pedro Ramirez
	Title:	Authorized Signatory

EXHIBIT A

TO THE THIRD AMENDMENT TO THE CREDIT AGREEMENT

EXHIBIT R-3

TO THE CREDIT AGREEMENT

FORM OF PROMISSORY NOTE (TRANCHE E TERM LOANS)

New York
$	[ ], 20[ ]

FOR VALUE RECEIVED, the undersigned, ROCKWOOD SPECIALTIES GROUP, INC., a Delaware corporation (the “US Borrower”), hereby unconditionally promises to pay to the order of [Lender] or its registered assigns (the “Lender”), at the Administrative Agent’s Office or such other place as Credit Suisse (formerly known as Credit Suisse First Boston), acting through its Cayman Islands Branch (the “Administrative Agent”), shall have specified, in Dollars and in immediately available funds, in accordance with Section 2.5 of the Credit Agreement (as defined below) on the Tranche E Term Loan Maturity Date (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), the principal amount of [              ] Dollars ($[            ]) or, if less, the aggregate unpaid principal amount of all Tranche E Term Loans, if any, made by the Lender to the US Borrower pursuant to the Credit Agreement.  The US Borrower further unconditionally promises to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates per annum and on the dates specified in Section 2.8 of the Credit Agreement.

This Promissory Note is one of the promissory notes referred to in Section 14.6 of the Credit Agreement dated as of July 30, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the US Borrower, Rockwood Specialties Limited (the “UK Borrower”), Rockwood Specialties International, Inc., the several lenders from time to time parties thereto, the Administrative Agent and UBS Securities LLC and Goldman Sachs Credit Partners L.P., as Co-Syndication Agents.  This Promissory Note is subject to, and the Lender is entitled to the benefits of, the provisions of the Credit Agreement, and the Tranche E Term Loans evidenced hereby are guaranteed and secured as provided therein and in the other Credit Documents.  The Tranche E Term Loans evidenced hereby are subject to prepayment prior to the Tranche E Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Promissory Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever in connection with this Promissory Note.  No failure to exercise and no delay in exercising, on the part of the Administrative Agent or the Lender, any right, remedy, power or privilege hereunder or under the Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  A waiver by the Administrative Agent or the Lender of any right, remedy, power or privilege hereunder or under any Credit Document on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or the Lender would otherwise have on any future occasion.  The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers and privileges provided by law.

All payments in respect of the principal of and interest on this Promissory Note shall be made to the Person recorded in the Register as the holder of this Promissory Note, as described more fully in Section 14.6(b) of the Credit Agreement, and such Person shall be treated as the Lender hereunder for all purposes of the Credit Agreement.

THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

ROCKWOOD SPECIALTIES GROUP, INC.

by
Name:
Title:

EXHIBIT B

TO THE THIRD AMENDMENT TO THE CREDIT AGREEMENT

EXHIBIT R- 4

TO THE CREDIT AGREEMENT

FORM OF PROMISSORY NOTE (TRANCHE F TERM LOANS)

New York
$	[ ], 20[ ]

FOR VALUE RECEIVED, the undersigned, ROCKWOOD SPECIALTIES GROUP, INC., a Delaware corporation (the “US Borrower”), hereby unconditionally promises to pay to the order of [Lender] or its registered assigns (the “Lender”), at the Administrative Agent’s Office or such other place as Credit Suisse (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch (the “Administrative Agent”), shall have specified, in Euro and in immediately available funds, in accordance with Section 2.5 of the Credit Agreement (as defined below) on the Tranche F Term Loan Maturity Date (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), the principal amount of [                 ] Euro (€ [             ]) or, if less, the aggregate unpaid principal amount of all Tranche F Term Loans, if any, made by the Lender to the US Borrower pursuant to the Credit Agreement.  The US Borrower further unconditionally promises to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates per annum and on the dates specified in Section 2.8 of the Credit Agreement.

This Promissory Note is one of the promissory notes referred to in Section 14.6 of the Credit Agreement dated as of July 30, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the US Borrower, Rockwood Specialties Limited (the “UK Borrower”), Rockwood Specialties International, Inc., the several lenders from time to time parties thereto, the Administrative Agent and UBS Securities LLC and Goldman Sachs Credit Partners L.P., as Co-Syndication Agents.  This Promissory Note is subject to, and the Lender is entitled to the benefits of, the provisions of the Credit Agreement, and the Tranche F Term Loans evidenced hereby are guaranteed and secured as provided therein and in the other Credit Documents.  The Tranche F Term Loans evidenced hereby are subject to prepayment prior to the Tranche F Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Promissory Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever in connection with this Promissory Note.  No failure to exercise and no delay in exercising, on the part of the Administrative Agent or the Lender, any right, remedy, power or privilege hereunder or under the Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  A waiver by the Administrative Agent or the Lender of any right, remedy, power or privilege hereunder or under any Credit Document on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or the Lender would otherwise have on any future occasion.  The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers and privileges provided by law.

All payments in respect of the principal of and interest on this Promissory Note shall be made to the Person recorded in the Register as the holder of this Promissory Note, as described more fully in Section 14.6(b) of the Credit Agreement, and such Person shall be treated as the Lender hereunder for all purposes of the Credit Agreement.

THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

ROCKWOOD SPECIALTIES GROUP, INC.

by
Name:
Title:

Schedule A

to Third Amendment

Tranche E Term Loan Commitments

Continuing Tranche D Term Loan Lenders:
See list attached hereto	$1,118,877,500.00

Additional Tranche E Term Loan Lenders:
$20,397,500.00

Schedule B

to Third Amendment

Tranche F Term Loan Commitments

Continuing Tranche C Term Loan Lenders:
See list attached hereto	€273,436,416.00

Additional Tranche F Term Loan Lenders:
None

CONTINUING TRANCHE D TERM LOAN LENDERS

CREDIT SUISSE, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

ACA CLO 2005-1, LIMITED

PINEHURST TRADING, INC.

GALAXY CLO 1999-1, LTD.

GALAXY CLO 2003-1, LTD.

GALAXY III CLO, LTD.

GALAXY IV CLO, LTD.

KZH SOLEIL-2 LLC

KZH SOLEIL LLC

SUNAMERICA LIFE INSURANCE COMPANY

BIRCHWOOD FUNDING LLC

LANDMARK IV CDO LTD

PACIFICA CDO II, LTD.

PACIFICA CDO III, LTD.

PACIFICA CDO IV, LTD.

NEW ALLIANCE GLOBAL CDO, LIMITED

AIMCO CLO SERIES 2005-A

ALLSTATE LIFE INSURANCE COMPANY

AMERIPRISE CERTIFICATE COMPANY

CENTURION CDO 8, LIMITED

CENTURION CDO 9, LIMITED

CENTURION CDO II, LTD.

CENTURION CDO VI, LTD.

CENTURION CDO VII, LTD.

IDS LIFE INSURANCE COMPANY

NAVIGATOR CDO 2003, LTD.

NAVIGATOR CDO 2004, LTD.

MARINER CDO 2002, LTD.

AZURE FUNDING

AVENUE CLO FUND, LIMITED

AVENUE CLO II, LIMITED

BABSON CLO LTD. 2005-II

MAPLEWOOD (CAYMAN) LIMITED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

AVERY POINT CLO, LTD.

CASTLE HILL I-INGOTS, LTD.

CHATHAM LIGHT II CLO, LIMITED

HARBOUR TOWN FUNDING LLC

KATONAH II, LTD.

KATONAH III, LTD.

KATONAH IV, LTD.

LOAN FUNDING XI LLC

RACE POINT CLO, LIMITED

RACE POINT II CLO LIMITED

BALLANTYNE FUNDING LLC

WATERVILLE FUNDING LLC

BEAR STEARNS INSTITUTIONAL LOAN MASTER FUND

BEAR STEARNS LOAN TRUST

BRAYMOOR & CO.

GALLATIN FUNDING I LTD.

GRAYSTON CLO II 2004-1 LTD.

LAGUNA FUNDING LLC

TRIMARAN CLO IV LTD.

383 MADISON FUNDING

BLACKROCK GLOBAL FLOATING RATE INCOME TRUST

BLACKROCK LIMITED DURATION INCOME TRUST

BLACKROCK SENIOR INCOME SERIES II

BLACKROCK SENIOR INCOME SERIES

MAGNETITE ASSET INVESTORS L.L.C.

MAGNETITE ASSET INVESTORS III L.L.C.

MAGNETITE IV CLO, LIMITED

MAGNETITE V CLO, LIMITED

SENIOR LOAN FUND

SENIOR LOAN PORTFOLIO

ESSEX PARK CDO LTD.

HANOVER SQUARE CLO LTD.

LAFAYETTE SQUARE CDO LTD.

LOAN FUNDING VI LLC

MONUMENT PARK CDO LTD.

UNION SQUARE CDO LTD.

BLUE MOUNTAIN CLO LTD.

CALLIDUS DEBT PARTNERS CLO FUND II, LTD.

CALLIDUS DEBT PARTNERS CLO FUND III, LTD.

OLYMPIC CLO I

WHITNEY CLO I

CITADEL HILL 2000 LTD.

WATCHTOWER CLO I PLC

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

EAGLE MASTER FUND LTD.

ECL LOAN FUNDING LLC

KALDI FUNDING LLC

TORAJI TRUST

CITIBANK, N.A.

AURUM CLO 2002-1, LTD.

EAGLE CREEK CLO, LTD.

FALL CREEK CLO, LTD.

JUPITER LOAN FUNDING LLC

KC CLO I LIMITED

CSAM FUNDING I

ATRIUM II

ATRIUM III

ATRIUM IV

CREDIT SUISSE ASSET MGMT SYNDICATED LOAN FUND

CSAM FUNDING III

CSAM FUNDING IV

MADISON PARK FUNDING

CLOSE INTERNATIONAL CUSTODY

HEWETT’S ISLAND CLO III, LTD.

HEWETTS ISLAND CLO II, LTD.

ACCESS INSTITUTIONAL LOAN FUND

BRYN MAWR CLO, LTD.

FOREST CREEK CLO, LTD.

LONG GROVE CLO, LIMITED

MUIRFIELD TRADING LLC

ROSEMONT CLO, LTD.

DENALI CAPITAL CLO I, LTD.

DENALI CAPITAL CLO II, LTD.

DENALI CAPITAL CLO III, LTD.

DENALI CAPITAL CLO IV, LTD.

DEUTSCHE BANK AG, NEW YORK BRANCH

BIG SKY III SENIOR LOAN TRUST

CONSTANTINUS EATON VANCE CDO V, LTD.

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

EATON VANCE CDO III, LTD.

EATON VANCE CDO VI LTD.

EATON VANCE FLOATING-RATE INCOME TRUST

EATON VANCE LTD DURATION INCOME FUND

EATON VANCE SENIOR FLOATING-RATE TRUST

EATON VANCE SENIOR INCOME TRUST

EATON VANCE VARIABLE LEVERAGE FUND LTD.

EATON VANCE VT FLOATING-RATE INCOME FUND

SENIOR DEBT PORTFOLIO

TOLLI & CO

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

FLAGSHIP CLO 2001-1

FLAGSHIP CLO II

FLAGSHIP CLO III

FLAGSHIP CLO IV

LONG LANE MASTER TRUST II

LONG LANE MASTER TRUST IV

FORTRESS PORTFOLIO TRUST

FOUR CORNERS CLO 2005-I, LTD.

SEMINOLE FUNDING LLC

FRANKLIN CLO I, LIMITED

FRANKLIN CLO II, LIMITED

FRANKLIN CLO IV, LTD

FRANKLIN FLOATING RATE MASTER SERIES

FRANKLIN FLOATING RATE DAILY ACCESS FUND

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

MOUNTAIN CAPITAL CLO III LTD

FOXE BASIN CLO 2003, LTD.

HUDSON STRAITS CLO 2004, LTD.

SEQUILS-GLACE BAY, LTD.

GULF STREAM COMPASS CLO 2002-1 LTD.

GULF STREAM COMPASS CLO 2003-1 LTD.

GULF STREAM COMPASS CLO 2004-1 LTD.

BUSHNELL CBNA LOAN FUNDING LLC

STANWICH LOAN FUNDING LLC

STEDMAN CBNA LOAN FUNDING LLC

TRUMBULL THC2 LOAN FUNDING LLC

BLUE SQUARE FUNDING LIMITED SERIES 3

ELF FUNDING TRUST I

EMERALD ORCHARD LIMITED

GLENEAGLES CLO, LTD.

HIGHLAND FLOATING RATE LLC

HIGHLAND FLOATING RATE ADVANTAGE FUND

HIGHLAND LOAN FUNDING V LTD.

LIBERTY MUTUAL INSURANCE COMPANY

LOAN FUNDING IV LLC

LOAN FUNDING VII LLC

LOAN STAR STATE TRUST

ROCKWALL CDO LTD.

SOUTHFORK CLO, LTD.

ING INTERNATIONAL (II) – SENIOR BANK LOANS EURO

ARCHIMEDES FUNDING IV (CAYMAN), LTD.

ENDURANCE CLO I, LTD.

NEMEAN CLO, LTD.

AIM FLOATING RATE FUND

AVALON CAPITAL LTD.

AVALON CAP LTD. 3

CHAMPLAIN CLO, LTD.

CHARTER VIEW PORTFOLIO

DIVERSIFIED CREDIT PORTFOLIO LTD.

KATONAH V, LTD.

LOAN FUNDING IX LLC

NAUTIQUE FUNDING LTD.

SARATOGA CLO I, LIMITED

SEQUILS-LIBERTY, LTD.

VICTORIA FALLS CLO, LTD.

SKY CBNA LOAN FUNDING LLC

KKR FINANCIAL CLO 2005-1, LTD.

KKR FINANCIAL CLO 2005-2, LTD.

LIGHTPOINT CLO 2004-1, LTD.

PREMIUM LOAN TRUST I, LTD.

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC

CONTINENTAL CASUALTY COMPANY

LCM I LIMITED PARTNERSHIP

LCM II LIMITED PARTNERSHIP

LCM III, LTD.

LCM IV, LTD.

STICHTING PENSIOENFONDS ABP

DEBT STRATEGIES FUND, INC.

FLOATING RATE INCOME STRATEGIES FUND II, INC.

FLOATING RATE INCOME STRATEGIES FUND, INC.

LONGHORN CDO II, LTD.

LONGHORN CDO III, LTD.

MASTER SENIOR FLOATING RATE TRUST

MERRILL LYNCH SENIOR FLOATING RATE PORTFOLIO

ML GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO

SENIOR HIGH INCOME PORTFOLIO, INC.

METROPOLITAN LIFE INSURANCE COMPANY

VENTURE III CDO LIMITED

VENTURE IV CDO LTD

VISTA LEVERAGED INCOME FUND

MORGAN STANLEY PRIME INCOME TRUST

ELF FUNDING TRUST III

MAINSTAY FLOATING RATE FUND

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NEW YORK LIFE INSURANCE COMPANY

NYLIM FLATIRON CLO 2003-1 LTD.

NYLIM FLATIRON CLO 2004-1 LTD.

NYLIM FLATIRON CLO 2005-1 LTD.

CENTAURUS LOAN TRUST

CLYDESDALE CLO 2003, LTD.

CLYDESDALE CLO 2004, LTD.

CLYDESDALE CLO 2005, LTD.

CLYDESDALE STRATEGIC CLO I, LTD.

NCRAM LOAN TRUST

NCRAM SENIOR LOAN TRUST 2005

NOMURA BOND AND LOAN FUND

THE NORINCHUKIN BANK, NEW YORK BRANCH

OAK HILL CREDIT PARTNERS I, LIMITED

OAK HILL CREDIT PARTNERS III, LIMITED

OAK HILL CREDIT PARTNERS IV, LIMITED

OAK HILL CREDIT PARTNERS III, LIMITED

HY-FI TRUST

OCTAGON INVESTMENT PARTNERS V, LTD.

OCTAGON INVESTMENT PARTNERS VI, LTD.

OCTAGON INVESTMENT PARTNERS VII, LTD.

OCTAGON INVESTMENT PARTNERS II, LLC

OCTAGON INVESTMENT PARTNERS IV, LTD.

ING INVESTMENT MANAGEMENT CLO I, LTD.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

DRYDEN LEVERAGE LOAN CDO 2002-II

DRYDEN VIII-LEVERAGED LOAN CDO 2005

DRYDEN III - LEVERAGED LOAN CDO 2002

DRYDEN IV - LEVERAGED LOAN CDO 2003

DRYDEN V - LEVERAGED LOAN CDO 2003

DRYDEN VII - LEVERAGED LOAN CDO 2004

LOAN FUNDING V, LLC

PUTNAM DIVERSIFIED INCOME TRUST

PUTNAM FLOATING RATE INCOME FUND

PUTNAM MASTER INTERMEDIATE INCOME TRUST

PUTNAM PREMIER INCOME TRUST

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

PROSPERO CLO I, B.V.

SAGAMORE CLO LTD.

FRF CORP

COMSTOCK FUNDING LTD.

LOAN FUNDING XIII

EAGLE LOAN TRUST

STANFIELD BRISTOL CLO, LTD.

STANFIELD CARRERA CLO, LTD.

STANFIELD MODENA CLO, LTD.

STANFIELD QUATTRO CLO, LTD.

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

GRANITE VENTURES I LTD.

STONE TOWER CDO LTD.

STONE TOWER CLO II LTD.

STONE TOWER CLO III LTD.

SMBC MVI SPC

SUNTRUST BANK

NUVEEN SENIOR INCOME FUND

NUVEEN DIVERSIFIED DIVIDEND INCOME FUND

NUVEEN FLAOTING RATE INCOME OPPORTUNITY FUND

NUVEEN FLOATING RATE INCOME FUND

NUVEEN TAX ADVANTAGE TOTAL RETURN STRATEGY FUND

SYMPHONY CLO I, LTD

TRIMARAN CLO V LTD.

CELERITY CLO LIMITED

DARIEN LOAN FUNDING COMPANY

FIRST 2004-I CLO, LTD.

FIRST 2004 II CLO, LTD.

LOAN FUNDING I LLC

PARK AVENUE LOAN TRUST

TCW SELECT LOAN FUND, LIMITED

VELOCITY CLO, LTD.

VAN KAMPEN SENIOR INCOME TRUST

VAN KAMPEN SENIOR LOAN FUND

WB LOAN FUNDING 1, LLC

WHITEHORSE I, LTD.

WHITEHORSE II, LTD.

WHITEHORSE III, LTD.

STONE TOWER IV LTD.

VALLAURIS CLO PLC

YORKVILLE CBNA LOAN FUNDING LLC

SANKATY HIGH YIELD PARTNERS, II, L.P.

SANKATY HIGH YIELD PARTNERS, III, L.P.

CREDIT INDUSTRIEL ET COMMERCIAL

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

GRAYSON & CO

GOLDMAN SACHS CREDIT PARTNERS L.P.

SCOTIABANK (IRELAND) LIMITED

UBS AG, STAMFORD BRANCH

CONTINUING TRANCHE C TERM LOAN LENDERS

CREDIT SUISSE, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

HAMLET I LEVERAGED LOAN FUND BV

JUBILEE CDO III BV

JUBILEE CDO IV B.V.

JUBILEE CDO V BV

WOOD STREET CLO I BV

AOZORA BANK, LTD.

CONCERTO I BV

ALIE STREET INVESTMENTS LIMITED

SANKATY HIGH YIELD PARTNERS, II, L.P.

SANKATY HIGH YIELD PARTNERS, III, L.P.

JUBILEE CDO II BV

SPIRET IV LOAN TRUST 2003-B

CELF LOAN PARTNERS B.V.

CREDIT INDUSTRIEL ET COMMERCIAL

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

TRS SVCO LLC

DRESDNER BANK AG, LONDON BRANCH

EATON VANCE CDO VII PLC

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

AUGUSTA TRADING LLC

GOLDMAN SACHS CREDIT PARTNERS L.P.

EUROCREDIT CDO II B.V.

EUROCREDIT CDO III BV

PROMUS I, B.V.

PROMUS II B.V

ALZETTE EUROPEAN CLO S.A.

INVESCO EUROPEAN CDO I S.A

PETRUSSE EUROPEAN CLO S.A.

J.P. MORGAN SECURITIES LTD.

NATEXIS BANQUE POPULAIRES

NIB CAPITAL BANK NV

NORTH WESTERLY CLO II B.V.

CLARENVILLE CDO, SA

LEOPARD CLO III B.V.

DRYDEN IX - SENIOR LOAN FUND P.L.C.

LEOPARD CLO B.V.

RMF EURO CDO II S.A.

RMF EURO CDO S.A.

COOKSMILL

EVERGLADES SPIRET LOAN TRUST

UBS AG, STAMFORD BRANCH

CROSS CREDIT FUND LP

CROSS EUROPE FUND LTD

NM ROTHSCHILD & SONS LIMITED

EUROCREDIT CDO I BV

MOSELLE CLO S.A

VALLAURIS CLO PLC

OAK HILL CREDIT ALPHA FUND (OFFSHORE), LTD

OAK HILL CREDIT ALPHA FUND, L.P.

OAK HILL SECURITIES FUND II, L.P.

OAK HILL SECURITIES FUND, L.P.

INTERCONTINENTAL CDO S.A.

DRYDEN X - EURO CLO 2005 P.L.C.

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. FRANKFURT BRANCH (“RABOBANK INTERNATIONAL FRANKFURT BRANCH”)

SCOTIABANK (IRELAND) LIMITED

SEB AG

SINGER & FRIEDLANDER LTD.

ORYX EUROPEAN CLO BV

COPERNICUS EURO CDO-I B.V

COPERNICUS EURO CDO-II B.V